RECORDING REQUESTED BY AND
AFTER RECORDING RETURN TO:


Midland Loan Services, Inc. 10851
Mastin, Suite 300 Overland Park, KS
66210 Attention: Shay Janssen Loan
Number: 03-0220389





                                     CONSENT

                            AND ASSUMPTION AGREEMENT

                              WITH LIMITED RELEASE


         This Consent and Assumption Agreement With Limited Release (this "Agreement") is entered into as of March 17, 2004, by and among Townfair Center Associates, a Pennsylvania general partnership, with an address of 1020 Lebanon Road, West Mifflin, Pennsylvania 15122 ("Seller"), Clifford R. Rowe, Jr., with an address of 1020 Lebanon Road, West Mifflin, Pennsylvania 15122 ("Rowe"), Kevin M. Dougherty, with an address of P.O. Box 1198 Rexford, PA 15090 ("Dougherty"), Guy J. DiRienzo, with an address of P.O. Box 1198 Rexford, PA 15090 ("DiRienzo") (Rowe, Dougherty and DiRienzo are collectively referred to herein as "Prior Principals"), Cedar Townfair, LLC, a Delaware limited liability company, with an address of 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050 ("Buyer"), Cedar Shopping Centers, Inc., a Maryland corporation, with an address of 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050 ("New Principal"), and Wells Fargo Bank N.A. f/k/a Norwest Bank Minnesota, National Association, as Trustee for the registered holders of NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-2 (collectively referred to herein as "Lender").


                                    RECITALS


         A. Seller is the owner of certain real property located in Indiana County, Pennsylvania, commonly known as Townfair Center (Phase I & II), 475 South Ben Franklin Road, White Township, Pennsylvania, which real property is more particularly described in Exhibit A attached hereto and incorporated herein by reference. Such real property, together with all improvements, fixtures and personal property located thereon is collectively referred to as the ("Property".)

         B. Lender is the owner and holder of certain documents (the "Loan Documents") evidencing and securing a loan (the "Loan") made by Patrician Financial Company Limited Partnership, a Massachusetts limited partnership ("Original Lender") to Seller, including, without limitation, the:

         (i) Promissory Note (the "Note") dated as of February 13, 1998, in the original principal amount of $10,700,000.00, executed by Seller, as maker, in favor of Original Lender along with the Acknowledgment and Agreement of Borrower Principal to Personal Liability for the Exceptions to Non-Recourse executed by Prior Principals ("Prior Guaranty") attached thereto;

         (ii) Open-End Mortgage, Assignment of Leases and Rents and Security Agreement (the "Security Instrument") dated as of February 13, 1998 executed by Seller in favor of Original Lender, filed for record with the County Recorder, in and for Indiana County, Pennsylvania (the "Recording Office") in Book 571, at Page 247 (the "Security Instrument");

         (iii) U0CC Financing Statement listing Seller as debtor, and Original Lender, as secured party, recorded in the Recording Office as Instrument No. 1998-03040;

         (iv) UCC Financing Statement listing Seller, as debtor, and Original Lender, as secured party, filed with the Pennsylvania Secretary of State as Instrument No. 28570063;

         (v) Assignment and Subordination of Management Agreement dated as of February 13, 1998, executed by Seller in favor of Lender ("Assignment and Subordination of Management Agreement");

         (vi) Loan Agreement dated as of February 13, 1998, executed by Seller and Prior Principals in favor of Lender ("Loan Agreement"); and

         (vii)  Such other documents evidencing or securing the Loan.

         C. Midland Loan Services, Inc. services the Loan for Lender, as master servicer, pursuant to that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of November 1, 1998.

         D. Robert G. Hecht, a guarantor under the Prior Guaranty, died prior to the date of this Agreement.

         E. Seller and Buyer have entered into a Agreement of Purchase and Sale (the "Purchase Agreement") dated December 24, 2003, pursuant to which the Property is to be transferred to Buyer and Buyer is to assume the Loan (the "Property Acquisition"), and have requested that Lender consent to (i) the Property Acquisition and (ii) the construction of a new 5,000 square foot retail building on the Property (the "Building Construction") (the Property Acquisition and the Building Construction being collectively referred to herein as the "Transfer and Assumption").

         F. Subject to the terms and conditions of this Agreement, Lender has agreed to consent to the Transfer and Assumption.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

         1. Consent to Transfer. Subject to satisfaction of all of the conditions contained herein, Lender consents to the Transfer and Assumption. This consent is strictly limited to the Transfer and Assumption described in this Agreement. This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender's consent to any future transfer of the Property or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein. Buyer specifically acknowledges that any subsequent transfer of any interest in any of the Property or interest in Buyer in violation of the Loan Documents shall be a default thereunder. The Loan Documents are hereby ratified and, except as expressly modified in this Agreement, remain unmodified and are in full force and effect.


         2. Loan Information. The parties hereto agree that as of the date hereof:

         (a)  The outstanding principal balance of the Note is $9,993,258.02.

         (b)  The interest rate of the Note is a fixed rate of 6.96% per annum.

         (c)  The maturity date of the Note is March 1, 2008.

         (d) The following listed payments are due and payable on the first day of each and every calendar month:


              o   $70,900.16    principal and interest installments;
              o   $14,853.55    tax escrow deposits;
              o   $6,351.03     insurance escrow deposits; and
              o   $683.00       replacement reserve escrow deposits.

         (e) The current balance of each escrow account held by Lender with respect to the Loan Note is:


              o   $114,307.47   tax escrow account;
              o   $35,339.41    insurance escrow account; and
              o   $51,751.37    replacement reserve escrow account.

         (f) All required payments due through March 1, 2004 under the Loan Documents have been paid.

         (g) There are no defenses or claims of setoffs with respect to any sums or amounts owing under the Loan Documents.

         (h)  Lender is the current owner and holder of the Loan
              Documents.

         (i) There is no existing Event of Default (as defined in the Loan Documents) or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

         3. Conditions. In addition to any other conditions set forth herein or required by Lender, the following are conditions precedent that must be satisfied prior to the closing of the Transfer and Assumption (the "Closing"):


         (a) The execution, acknowledgment, delivery and recordation of this Agreement by all of the parties concurrently with the Closing.

         (b) The execution, delivery and recordation or filing, as applicable, of one or more new financing statements, or amendments to existing financing statements as required by Lender at Closing.

         (c) Buyer's delivery to Lender of satisfactory evidence that all insurance over the Property required by the Loan Documents (the "Required Insurance") is in full force and effect as of the Closing, with all required premiums paid, and contains a mortgagee's clause (the "Mortgagee's Clause") satisfactory to Lender in favor of Wells Fargo Bank N.A. f/k/a Norwest Bank Minnesota, National Association, as Trustee for the registered holders of NationsLink Funding Corporation, Commercial

              Mortgage Pass-Through Certificates, Series 1998-2, its successors and/or assigns, c/o Midland Loan Services, Inc., Master Servicer, Post Office Box 419127, Kansas City, Missouri 64141-6127; re: Loan Number 03-0220389.

         (d) Lender's receipt of satisfactory Title Endorsements (hereinafter defined).

         (e) The full release and reconveyance of any other liens or monetary encumbrances against the Property.

         (f) Lender's receipt of all of the Required Payments (hereinafter defined).

         (g) The execution and delivery of an Acknowledgment and Agreement of Borrower Principal to Personal Liability for the Exceptions to Non-Recourse ("New Guaranty") by New Principal, in form and substance acceptable to Lender in its sole and absolute discretion.

         (h) The execution and delivery of a Capital Improvement and Tenant Fitout Escrow Agreement ("Escrow Agreement") by Buyer, in form and substance acceptable to Lender in its sole and absolute discretion.

         4. Fees, Payment and Expenses. Buyer and/or Seller covenants and agrees to pay to Lender at Closing the following (the "Required Payments"):

         (a) $10,000.00, as an assumption fee for Lender's consent to the Transfer and Assumption of the Loan (the "Assumption Fee"). (b) $2,500.00, as the non-refundable application fee.

         (c) $70,900.16, which represents the required monthly principal and interest installment payment due on April 1, 2004.

         (d) $14,853.55, which represents the required monthly tax escrow deposits due on April 1, 2004, $683.00, which represents the required monthly replacement reserve deposits due on April 1, 2004 and $6,351.03 which represents the required monthly insurance escrow deposit due on April 1, 2004 (the "Escrow Deposits").

         (e)  the attorneys fees of Lender's counsel.

         5. Title Endorsements. At Closing, Buyer shall (a) cause Lawyers Title Insurance Corporation to issue such endorsements to Lender's mortgagee's title insurance policy (Policy No. 82-02-649560) in such form as Lender may require ("Title Endorsements"), including showing that the Buyer is the owner of the Property, changing the effective date of such title policy to the date of the Closing, and showing that the Loan Documents are in a first lien position, and
(b) pay the cost of the Title Endorsements, any escrow, filing or recording fees applicable to this transaction, and Lender's costs and expenses incurred in connection with this Agreement or this transaction, including Lender's attorneys' fees, if any, incurred in connection with this Agreement or this transaction.

         6. Buyer's Assumption of Loan; Financing Statements. Buyer hereby expressly assumes the obligation to pay the unpaid balance due and owing on the Loan, all interest thereon as provided in the Note and all other obligations under the Loan Documents, with the same force and effect as if Buyer had been specifically named therein as the original maker, borrower or grantor, as applicable. Without limiting the generality of the foregoing, Buyer expressly assumes the obligation to pay all loan installments as they become due and to observe all obligations of the Loan Documents. Buyer's assumption of the foregoing obligations (a) is absolute, unconditional and is not subject to any defenses, waivers, claims or offsets, (b) shall not be affected or impaired by any agreement, condition, statement or representation of any person or entity other than Lender. Notwithstanding the foregoing, Buyer does not assume any liability of Seller or

Prior Principals for their fraud, misrepresentation or other intentional torts. Buyer expressly agrees that it has read, approved and will comply with and be bound by all of the terms, conditions, and provisions contained in the Loan Documents. To the extent the Note is recourse, Buyer specifically agrees that Lender's remedies shall not in any respect or extent be limited solely to the Property or any other collateral securing the Loan.

         Buyer hereby authorizes Lender to file one or more new financing statements, or amendments to existing financing statements, covering fixtures and personal property collateral included in the Property and covered by the security agreement contained in the Loan Documents, without signature of Buyer where permitted by law. Buyer hereby confirms that it grants Lender a security interest in all fixtures and personal property collateral described in the Loan Documents.

         New Principal hereby expressly assumes all the obligations of the Borrower Principals (as defined in the Loan Agreement) under the Loan Agreement, with the same force and effect as if New Principal had been specifically named therein as the Borrower Principals. New Principal's assumption of the foregoing obligations (a) is absolute, unconditional and is not subject to any defenses, waivers, claims or offsets, (b) shall not be affected or impaired by any agreement, condition, statement or representation of any person or entity other than Lender. New Principal expressly agrees that it has read, approved and will comply with and be bound by all of the terms, conditions, and provisions contained in the Loan Agreement. Notwithstanding the foregoing, New Principal does not assume any liability of Seller or Prior Principals for their fraud, misrepresentation or other intentional torts.

         7. No Representations of Lender. The parties hereto agree that (a) Lender has made no representations or warranty, either express or implied regarding the Property and has no responsibility whatsoever with respect to the Property, its condition, or its use, occupancy or status, and (b) no claims relating to the Property, its condition, or its use, occupancy or status, will be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, either affirmatively or as a defense.

         8. Seller's Representations & Warranties. Seller hereby represents and warrants that:

            (a) Seller is the owner of the Property and is duly authorized to execute, deliver and perform this Agreement.

            (b) Any court or third-party approvals necessary for Seller to enter into this Agreement have been obtained.

            (c) The entities and/or persons executing this Agreement on behalf of Seller are duly authorized to execute and deliver this Agreement.

            (d) This Agreement and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations of Seller, enforceable against Seller in accordance with their terms and have not been modified either orally or in writing.

            (e) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

            (f) There is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

            (g) All taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.

            (h) The next payment for real property taxes applicable to the
                Property is due on or before May 15, 2004.

            (i) All representations and warranties of Seller in the Purchase
                Agreement are true and correct.

            (j) All representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

         Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

         9. Prior Principals' Representations and Warranties. Each of the Prior Principals hereby represents and warrants that:

            (a) Any court or third-party approvals necessary for him to enter into this Agreement has been obtained.

            (b) The entities and/or persons executing this Agreement on behalf of him is duly authorized to execute and deliver this Agreement.

            (c) This Agreement and the Prior Guaranty are in full force and effect and the transactions contemplated therein constitute valid and binding obligations of him, enforceable against him in accordance with their terms and have not been modified either orally or in writing.

            (d) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

            (e) There is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

            (f) All representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

         Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

         10. Buyer's Representations and Warranties. Buyer hereby represents and warrants that:


            (a) Buyer is duly authorized to execute, deliver and perform this
                Agreement, the Escrow Agreement and any other documents and instruments executed by Buyer in connection herewith.

            (b) Any court or third-party approvals necessary for Buyer to enter into this Agreement and the Escrow Agreement have been obtained.

            (c) The entities and/or persons executing this Agreement and the
                Escrow Agreement on behalf of Buyer are duly authorized to execute and deliver this Agreement and any other documents and instruments executed by Buyer in connection herewith.

            (d) This Agreement, the Escrow Agreement and any other documents and instruments executed by Buyer in connection herewith and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms and have not been modified either orally or in writing.

            (e) There is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

            (f) All taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.

            (g) The next payment for real property taxes applicable to the
                Property is due on or before May 15, 2004.

            (h) All representations and warranties of Buyer in the Purchase
                Agreement are true and correct.

            (i) There is no bankruptcy, receivership or insolvency proceeding pending or, to the best of its knowledge, threatened against Buyer.

            (j) Buyer does not have any intention to do any of the following prior to the Closing or within the 180 days following the Closing (i) seek entry of any order for relief as debtor and a proceeding under the Code (hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.

            (k) All of the Required Insurance is in full force and effect, with all required premiums paid, and contains the required Mortgagee's Clause.

            (l) All representations and warranties referred to herein shall be true as of the date of this agreement and Closing and shall survive Closing.

         Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

         11. New Principal's Representations and Warranties. New Principal hereby represents and warrants that:

            (a) Any court or third-party approvals necessary for New Principal to enter into the New Guaranty and this Agreement have been obtained.

            (b) The entities and/or persons executing the New Guaranty and this
                Agreement on behalf of New Principal is duly authorized to execute and deliver the New Guaranty and this Agreement.

            (c) This Agreement and the New Guaranty are in full force and effect and the transactions contemplated therein constitute valid and binding obligations of New Principal, enforceable against New Principal in accordance with their terms and have not been modified either orally or in writing.

            (d) To the best of its knowledge, Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

            (e) There is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

            (f) All representations and warranties referred to herein shall be true as of the date of this agreement and Closing and shall survive Closing.

         Lender is entitled to rely, and has relied, upon these representations and warranties in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

         12. Limited Release of Seller, Prior Principals and Robert G. Hecht. Lender hereby releases Seller from all liability and obligations under the Loan Documents arising from and after the Closing, including, but not limited to, repayment of the Loan, but excepting, without limitation (i) any environmental or other damage to the Property occurring prior to the Closing, (ii) any obligations arising from the Purchase Agreement, (iii) any liability related to or arising from Seller's acts or omissions occurring prior to the Closing, and
(iv) any liability related to or arising from fraudulent or tortious conduct, including intentional misrepresentation of financial data presented to Lender. Lender hereby does release Prior Principals and Robert G. Hecht from all liabilities and obligations they may now or hereafter have under the Prior Guaranty, except for any liability or obligation under said Prior Guaranty attributable to any act or omission occurring prior to the date of Closing.

         13. Release of Lender. Seller, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Seller Releasing Parties") jointly and severally release and forever discharge Lender and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which any of the Seller Releasing Parties may now or hereafter hold or claim to hold under common law or statutory right, arising in any manner out of the Property, the Loan, any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Without limiting the generality of the foregoing, this release shall include the following matters:
(a) all aspects of this Agreement and the Loan Documents, any negotiations, demands or requests with respect thereto, and (b) Lender's exercise or attempts to exercise any of its rights under this Agreement or any of the Loan Documents, at law or in equity. The Seller Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Seller Releasing Parties, or anyone claiming by, through or under any of the Seller Releasing Parties. The Seller Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

         Prior Principals, for themselves and for their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Prior Principal Releasing Parties") jointly and severally release and forever discharge Lender and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which any of the Prior Principal Releasing Parties may now or hereafter hold or claim to hold under common law or statutory right, arising in any manner out of the Property, the Loan, any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Without limiting the generality of the foregoing, this release shall include the following matters: (a) all aspects of this Agreement and the Loan Documents, any negotiations, demands or requests with respect thereto, and (b) Lender's exercise or attempts to exercise any of its rights under this Agreement or any of the Loan Documents, at law or in equity. The Prior Principal Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Prior Principal Releasing Parties, or anyone claiming by, through or under any of the Prior Principal Releasing Parties. The Prior Principal Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

         Buyer, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Buyer Releasing Parties") jointly and severally release and forever discharge Lender and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which arise out of any matters occurring prior to the Closing in connection with the transactions contemplated hereby. The Buyer Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Buyer Releasing Parties, or anyone claiming by, through or under any of the Buyer Releasing Parties. The Buyer Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

         New Principal, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "New Principal Releasing Parties") jointly and severally release and forever discharge Lender and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which arise out of any matters occurring prior to the Closing in connection with the transactions contemplated hereby. The New Principal Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the New Principal Releasing Parties, or anyone claiming by, through or under any of the New Principal Releasing Parties. The New Principal Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

         14. Ratification and Confirmation of the Loan. Buyer agrees to perform each and every obligation under the Loan Documents, as specifically modified by this Agreement, in accordance with their respective terms and conditions. Buyer ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents, as specifically modified by this Agreement, remain in full force and effect and represent legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms. Buyer agrees that this Agreement does not diminish, impair, release or relinquish the liens, powers, titles, security interests and rights securing or guaranteeing payment of the Loan, including the validity or first priority of the liens and security interests encumbering the Property granted Lender by the Loan Documents.

         15. Insurance. At all times Buyer shall comply with all terms of the Loan Documents, including without limitation, the insurance requirements of the Security Instrument. Although the Lender may accept certain evidence of insurance for purposes of closing this Transfer and Assumption, Lender or its servicer may at any time and from time to time request additional insurance information from Buyer to ensure or monitor Buyer's compliance with the insurance provisions of the Security Instrument and may request that Buyer provide such coverages as Lender or its servicer may require consistent with the terms of the Security Instrument. By entering into this Agreement, Lender specifically does not waive or modify any of the insurance requirements under the Security Instrument nor any of the remedies provided therein for failure to secure such required insurance coverage.

         16. Nonwaiver. The parties hereto acknowledge and agree that (a) any performance or non-performance of the Loan Documents prior to the date of this Agreement does not affect or diminish Lender's ability to require future compliance with the Loan Documents, and (b) in the future, Lender will require strict compliance with and performance of the Loan Documents, including, without limitation, any reporting, insurance or financial covenants contained therein. Nothing contained herein shall be construed as a waiver of any of Lender's rights or remedies with respect to any default under this Agreement or any Loan Document.

         17. Bankruptcy of Buyer or New Principal. Buyer covenants and agrees that in the event Buyer shall (i) file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. ss.101 et seq., the "Code"), (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer irrevocably consent, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Buyer agrees that Lender will be entitled to and it consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Buyer further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, Buyer agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.

         New Principal covenants and agrees that in the event New Principal shall (i) file any petition with any bankruptcy court or be the subject of any petition under the Code, (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and New Principal irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and New Principal irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, New Principal agrees that Lender will be entitled to and it hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. New Principal further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, New Principal agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.

         18. Compliance with Interest Law. It is the intention of the parties hereto to conform strictly to any present or future law which has application to the interest and other charges under the Loan Documents (the "Interest Law"). Accordingly, notwithstanding anything to the contrary in the Loan Documents, the parties hereto agree that the aggregate amount of all interest or other charges taken, reserved, contracted for, charged or received under the Loan Documents or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Loan Documents, then any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the indebtedness evidenced and secured by the

Loan Document (the "Indebtedness") (or if the Indebtedness shall have been paid in full, refunded by Lender), and the effective rate of interest under the Loan Documents shall be automatically reduce to the maximum effective contract rate of interest that Lender may from time to time legally charge under the then applicable Interest Law with respect to the Loan. To the extent permitted by the applicable Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Loan.

         19. Further Assurances. The parties hereto agree to do any act or execute any additional documents required by Lender, from time to time, to correct errors in the documenting of the Transfer and Assumption, to effectuate the purposes of this Agreement or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in the Loan Documents.

         20. Liability. If any party hereto consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns forever.

         21. Severability. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or condition and the validity or enforceability of the remaining terms, covenants or conditions shall not in any way be affected.

         22. Applicable Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the state in which the Property is located. The parties hereto submit to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of any obligations hereunder and waive any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations.

         23. No Restrictions on Performance. The execution and delivery of this Agreement and compliance with the provisions hereof, will not conflict with, or constitute a breach of or a default under any agreement or other instrument to which any party hereto is a party or by which it is bound.

         24. Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form such words shall include the plural and vice versa. The words "included", "includes" and "including" shall each be deemed to be followed by the phrase, "without limitation." The words "herein", "hereby", "hereof", and "hereunder" shall each be deemed to refer to this entire Agreement and not to any particular paragraph, article or section hereof. Notwithstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statute or regulation and judicial and administrative interpretations of it.

         25. Securities Act of 1933. Neither Seller, Buyer, New Principal nor any agent acting for any of them has offered the Note or any similar obligation for sale to or solicited any offers to buy the Note or any similar obligation from any person or party other than Lender, and neither Seller, Buyer, New Principal nor any agent acting for any of them will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

         26. Compliance with ERISA. As of the date of this Agreement, neither Seller nor Buyer maintains any employee benefit plan which require compliance with ERISA. If at any time Buyer or New Principal shall have or shall institute any employee benefit plans, they shall at all times comply with the requirements of ERISA.

         27. Sole Discretion of Lender. Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, Lender's decision to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         28. Headings, Etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         29. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

         30. Integration, Survival. This Agreement and the Loan Documents embody the entire agreement by and between the parties hereto with respect to the Loan, and any and all prior correspondence, discussions or negotiations are deemed merged therein. Except as otherwise specifically provided herein, all obligations of any party contained in this Agreement or the Loan Documents shall survive the Closing and Lender hereby preserves all of its rights against all persons or entities and all collateral securing the Loan, including, without limitation, the Property.

         31. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         32. Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Loan Documents using the address for a party hereto set forth at the top of the first page of this Agreement.

         33. Managing Agent. The Seller and the Buyer have requested, (i) upon a transfer of title to the Property from Seller to Buyer that the Management Agreement between Seller and Michael Joseph Development Corporation be terminated, and (ii) that the Buyer be permitted to execute a Management Agreement with Cedar Shopping Centers Partnership, LP for management and operation of the Property. The Lender hereby agrees to the foregoing items (i) and (ii). On the date hereof, Cedar Shopping Centers Partnership, LP, Buyer and Lender shall enter into a Conditional Assignment of Management Agreement.

         34. Impound Accounts. The Seller hereby assigns to the Buyer, its successors and assigns, all of its rights, title and interest in and to the reserve accounts, impound accounts and/or Escrow Deposits which have been established with Lender for the payment of taxes, assessments, repairs and replacements, production of financial reports, tenant rollover, tenant improvements and insurance, and the Lender and Midland Loan Services, Inc., are hereby released from any further responsibility to the Seller in connection with such accounts.

         35. Single Purpose Entity. Until the indebtedness provided in the Note has been paid in full to Lender and Buyer, its successors and/or assigns have satisfied all covenants, conditions and agreements contained in the Loan Documents (collectively, the "Debt"), Buyer shall not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, excepting trade payables (which must be paid when due) incurred by Buyer in the ordinary course of its business of owning and operating the Property.

         36. Compliance with Anti-Terrorism Orders.

         (i) Buyer will not permit the transfer of any interest in Buyer to any person or entity who is listed on the Lists or whose beneficial owners are listed on the specially Designated Nationals and Blocked Persons List (the "List") maintained by the Office of Foreign Asset Control, Department of the Treasury ("OFAC") pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (September 25, 2001) (the "Order") and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the "Lists").

         (ii) Buyer will not knowingly enter into a Lease with any party who is either (A) listed on the Lists or (B) engaged in illegal activities.

         (iii) Buyer shall immediately notify Lender if it becomes known to Buyer that any member or beneficial owner of Buyer is listed on the Lists or (A) is indicted of, or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

         (iv) Buyer shall immediately notify Lender if it becomes known to Buyer that any tenant at the Property is listed on the Lists or (A) is convicted on,
(B) pleads nolo contendere to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

         37. WAIVER OF JURY TRIAL. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S CONSENT TO THE TRANSFER AND ASSUMPTION.


            [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.



WITNESS:                          BUYER:


                                  Cedar Townfair, LLC,
                                  a Delaware limited liability company


                                  By: Cedar Shopping Centers Partnership, L.P.
                                      a Delaware limited partnership
                                      its Sole Member


                                      By: Cedar Shopping Centers, Inc.
                                          a Maryland corporation
                                          its Sole General Partner


 _______________________                  By:_________________________
                                             Print Name: Leo S. Ullman
                                             Title: President
                                             Tax ID #: 20-0768814





                                  NEW PRINCIPAL:


                                  Cedar Shopping Centers, Inc.
                                  a Maryland corporation


 _________________________        By:____________________________
                                     Print Name: Leo S. Ullman
                                     Title: President

WITNESS:                        SELLER:
                                Townfair Center Associates,
                                a Pennsylvania general partnership

                                By:  P.J. Dick Incorporated,
                                     a Pennsylvania corporation
                                     a General Partner

_________________               By:__________________________
                                     Print Name: Stephen M. Clark
                                     Title: Executive Vice President

                                By:  Michael Joseph Limited Partnership #2,
                                     a Pennsylvania limited partnership
                                     a General Partner

                                     By: Michael Joseph Development Corporation,
                                     a Pennsylvania corporation
                                     its General Partner

_________________                    By:__________________________
                                     Name: Guy J. DiRienzo
                                     Title: Vice President


                                     PRIOR PRINCIPALS:

_________________                    _________________________________
                                     Print Name: Clifford R. Rowe, Jr.



_________________                    _________________________________
                                     Print Name: Kevin M Dougherty



_________________                    _________________________________
                                     Print Name: Guy J. DiRienzo

WITNESS:             LENDER:

                     Wells Fargo Bank N.A. f/k/a Norwest Bank Minnesota, National Association, as Trustee for the registered holders of NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-2

                     By:  Midland Loan Services, Inc.,
                          a Delaware corporation,
                          Its Attorney-in-Fact

_________________         By:_________________________
                          Name:
                          Title:

                                 ACKNOWLEDGMENTS

STATE OF KANSAS          )
                         ) ss.
COUNTY OF JOHNSON        )

         This instrument was acknowledged before me on March _____, 2004, by __________________ as ____________________ of Midland Loan Services, Inc., a
Delaware corporation, the Master Servicer and Attorney-in-fact for Wells Fargo Bank N.A. f/k/a Norwest Bank Minnesota, National Association, as Trustee for the registered holders of NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-2.

                                  ____________________________________________
                                  Print Name:_________________________________
                                  Notary Public in and for said
                                  County and State
My Appointment Expires:

_______________________________

STATE OF NEW YORK           :
                            : ss.
COUNTY OF NASSAU            :

         On this _______ day of March, 2004, before me, an officer duly authorized in the County and State aforesaid to take acknowledgments, personally appeared Leo S. Ullman, the President of Cedar Shopping Centers, Inc., a Maryland corporation, the sole General Partner of Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership, the sole member of Cedar Townfair, LLC, a Delaware limited liability company, to me known to be the individuals described in and who executed the foregoing instrument, and that she acknowledged the execution thereof to be her free act and deed as such Vice President thereunto duly authorized, and that the said instrument is the act and deed of said corporation, limited partnership and limited liability company.


         Witness my hand and official seal in the above County and State.

                                           _____________________________________
                                           Notary Public
[Seal]
                                           My commission expires:_______________


STATE OF NEW YORK             :
                              :ss.
COUNTY OF NASSAU              :

         On this _______ day of March, 2004, before me, an officer duly authorized in the County and State aforesaid to take acknowledgments, personally appeared Leo S. Ullman, the President of Cedar Shopping Centers, Inc., a Maryland corporation, to me known to be the individuals described in and who executed the foregoing instrument, and that she acknowledged the execution thereof to be her free act and deed as such Vice President thereunto duly authorized, and that the said instrument is the act and deed of said corporation.


         Witness my hand and official seal in the above County and State.

                                           _____________________________________
                                           Notary Public
[Seal]
                                           My commission expires:_______________

COMMONWEALTH OF PENNSYLVANIA                :
                                            : ss.
COUNTY OF                                   :

         On this _______ day of March, 2004, before me, an officer duly authorized in the County and Commonwealth aforesaid to take acknowledgments, personally appeared Stephan M. Clark, the Executive Vice President of P.J. Dick Incorporated, a Pennsylvania corporation, a general partner of Townfair Center Associates, a Pennsylvania general partnership, to me known to be the individuals described in and who executed the foregoing instrument, and that he acknowledged the execution thereof to be his free act and deed as such Executive Vice President thereunto duly authorized, and that the said instrument is the act and deed of said corporation and partnership.


         Witness my hand and official seal in the above County and Commonwealth.

                                           _____________________________________
                                           Notary Public
[Seal]
                                           My commission expires:_______________


COMMONWEALTH OF PENNSYLVANIA             :
                                         : ss.
COUNTY OF                                :

         On this _______ day of March, 2004, before me, an officer duly authorized in the County and Commonwealth aforesaid to take acknowledgments, personally appeared Guy J. DiRienzo, the Vice President of Michael Joseph Development Corporation, a Pennsylvania corporation, the general partner of Michael Joseph Limited Partnership #2, a Pennsylvania limited partnership, a general partner of Townfair Center Associates, a Pennsylvania general partnership, to me known to be the individuals described in and who executed the foregoing instrument, and that he acknowledged the execution thereof to be his free act and deed as such Vice President thereunto duly authorized, and that the said instrument is the act and deed of said corporation, limited partnership and partnership.


         Witness my hand and official seal in the above County and Commonwealth.

                                           _____________________________________
                                           Notary Public
[Seal]
                                           My commission expires:_______________

COMMONWEALTH OF PENNSYLVANIA  :
                              : ss.:
COUNTY OF                     :

         On this _____ day of March, 2004, before me, a Notary Public in and for___________ County, Pennsylvania, came the above-named Clifford R. Rowe, Jr., and acknowledged the foregoing deed to be his free act and deed, and desired the same to be recorded as such.

                                           _____________________________________
                                           Notary Public

                                           My commission expires:_______________



COMMONWEALTH OF PENNSYLVANIA  :
                              : ss.:
COUNTY OF                     :

         On this _____ day of March, 2004, before me, a Notary Public in and for_______ County, Pennsylvania, came the above-named Kevin M. Dougherty, and acknowledged the foregoing deed to be his free act and deed, and desired the same to be recorded as such.

                                           _____________________________________
                                           Notary Public

                                           My commission expires:_______________


COMMONWEALTH OF PENNSYLVANIA  :
                              : ss.:
COUNTY OF                     :

         On this _____ day of March, 2004, before me, a Notary Public in and for_______ County, Pennsylvania, came the above-named Guy J. DiRienzo, and acknowledged the foregoing deed to be his free act and deed, and desired the same to be recorded as such.

                                           _____________________________________
                                           Notary Public

                                           My commission expires:_______________

                                    EXHIBIT A
                               Legal Description

                                   Midland\299

                                 Assumption 4 21